                                 AMENDMENT NO. 7

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 30, 2004, as follows:

            1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

AIM EQUITY FUNDS

                                      MAXIMUM
                                       ASSET
                                       BASED       MAXIMUM     MAXIMUM
                                       SALES       SERVICE    AGGREGATE
PORTFOLIOS                            CHARGE         FEE         FEE
----------                            ------         ---         ---
AIM Aggressive Growth Fund            0.75%        0.25%       1.00%
AIM Basic Value II Fund               0.75%        0.25%       1.00%
AIM Blue Chip Fund                    0.75%        0.25%       1.00%
AIM Capital Development Fund          0.75%        0.25%       1.00%
AIM Charter Fund                      0.75%        0.25%       1.00%
AIM Constellation Fund                0.75%        0.25%       1.00%
AIM Core Strategies Fund              0.75%        0.25%       1.00%
AIM Dent Demographic Trends Fund      0.75%        0.25%       1.00%
AIM Diversified Dividend Fund         0.75%        0.25%       1.00%
AIM Emerging Growth Fund              0.75%        0.25%       1.00%
AIM Large Cap Basic Value Fund        0.75%        0.25%       1.00%
AIM Large Cap Growth Fund             0.75%        0.25%       1.00%
AIM Mid Cap Growth Fund               0.75%        0.25%       1.00%
AIM U.S. Growth Fund                  0.75%        0.25%       1.00%
AIM Weingarten Fund                   0.75%        0.25%       1.00%

AIM FUNDS GROUP

                                                MAXIMUM
                                                 ASSET
                                                 BASED         MAXIMUM        MAXIMUM
                                                 SALES         SERVICE       AGGREGATE
PORTFOLIOS                                      CHARGE           FEE            FEE
----------                                      ------           ---            ---
AIM Balanced Fund                                0.75%          0.25%          1.00%
AIM Basic Balanced Fund                          0.75%          0.25%          1.00%
AIM European Small Company Fund                  0.75%          0.25%          1.00%
AIM Global Value Fund                            0.75%          0.25%          1.00%
AIM International Emerging Growth Fund           0.75%          0.25%          1.00%
AIM Mid Cap Basic Value Fund                     0.75%          0.25%          1.00%
AIM Premier Equity Fund                          0.75%          0.25%          1.00%
AIM Select Equity Fund                           0.75%          0.25%          1.00%
AIM Small Cap Equity Fund                        0.75%          0.25%          1.00%

AIM GROWTH SERIES

                                                MAXIMUM
                                                 ASSET
                                                 BASED         MAXIMUM        MAXIMUM
                                                 SALES         SERVICE       AGGREGATE
PORTFOLIOS                                      CHARGE           FEE            FEE
----------                                      ------           ---            ---
AIM Aggressive Allocation Fund                  0.75%          0.25%          1.00%
AIM Basic Value Fund                            0.75%          0.25%          1.00%
AIM Conservative Allocation Fund                0.75%          0.25%          1.00%
AIM Mid Cap Core Equity Fund                    0.75%          0.25%          1.00%
AIM Moderate Allocation Fund                    0.75%          0.25%          1.00%
AIM Small Cap Growth Fund                       0.75%          0.25%          1.00%
AIM Global Trends Fund                          0.75%          0.25%          1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                                MAXIMUM
                                                 ASSET
                                                 BASED         MAXIMUM        MAXIMUM
                                                 SALES         SERVICE       AGGREGATE
PORTFOLIOS                                      CHARGE           FEE            FEE
----------                                      ------           ---            ---
AIM Asia Pacific Growth Fund                     0.75%          0.25%          1.00%
AIM European Growth Fund                         0.75%          0.25%          1.00%
AIM Global Aggressive Growth Fund                0.75%          0.25%          1.00%
AIM Global Growth Fund                           0.75%          0.25%          1.00%
AIM International Growth Fund                    0.75%          0.25%          1.00%
INVESCO International Core Equity Fund           0.75%          0.25%          1.00%

AIM INVESTMENT FUNDS

                                         MAXIMUM
                                          ASSET
                                          BASED         MAXIMUM       MAXIMUM
                                          SALES         SERVICE      AGGREGATE
PORTFOLIOS                               CHARGE           FEE           FEE
----------                               ------           ---           ---
AIM Developing Markets Fund               0.75%          0.25%         1.00%
AIM Global Health Care Fund               0.75%          0.25%         1.00%
AIM Libra Fund                            0.75%          0.25%         1.00%
AIM Trimark Fund                          0.75%          0.25%         1.00%
AIM Trimark Endeavor Fund                 0.75%          0.25%         1.00%
AIM Trimark Small Companies Fund          0.75%          0.25%         1.00%

AIM INVESTMENT SECURITIES FUNDS

                                         MAXIMUM
                                          ASSET
                                          BASED         MAXIMUM       MAXIMUM
                                          SALES         SERVICE      AGGREGATE
PORTFOLIOS                               CHARGE           FEE           FEE
----------                               ------           ---           ---
AIM High Yield Fund                       0.75%          0.25%         1.00%
AIM Income Fund                           0.75%          0.25%         1.00%
AIM Intermediate Government Fund          0.75%          0.25%         1.00%
AIM Money Market Fund                     0.75%          0.25%         1.00%
AIM Municipal Bond Fund                   0.75%          0.25%         1.00%
AIM Total Return Bond Fund                0.75%          0.25%         1.00%
AIM Real Estate Fund                      0.75%          0.25%         1.00%

AIM SPECIAL OPPORTUNITIES FUNDS

                                         MAXIMUM
                                          ASSET
                                          BASED         MAXIMUM       MAXIMUM
                                          SALES         SERVICE      AGGREGATE
PORTFOLIOS                               CHARGE           FEE           FEE
----------                               ------           ---           ---
AIM Opportunities I Fund                  0.75%          0.25%         1.00%
AIM Opportunities II Fund                 0.75%          0.25%         1.00%
AIM Opportunities III Fund                0.75%          0.25%         1.00%

AIM TAX-EXEMPT FUNDS

                                         MAXIMUM
                                          ASSET
                                          BASED         MAXIMUM       MAXIMUM
                                          SALES         SERVICE      AGGREGATE
PORTFOLIO                                CHARGE           FEE           FEE
---------                                ------           ---           ---
AIM High Income Municipal Fund            0.75%          0.25%         1.00%

AIM COMBINATION STOCK & BOND FUNDS

                                               MAXIMUM
                                                BASED         MAXIMUM          MAXIMUM
                                                SALES         SERVICE         AGGREGATE
              PORTFOLIO                        CHARGE           FEE              FEE
              ---------                        ------           ---              ---
INVESCO Core Equity Fund                        0.75%          0.25%            1.00%
INVESCO Total Return Fund                       0.75%          0.25%            1.00%

AIM COUNSELOR SERIES TRUST

                                               MAXIMUM
                                                ASSET
                                                BASED         MAXIMUM          MAXIMUM
                                                SALES         SERVICE         AGGREGATE
               PORTFOLIO                       CHARGE           FEE              FEE
               ---------                       ------           ---              ---
INVESCO Advantage Health
  Sciences Fund                                 0.75%          0.25%            1.00%
INVESCO Multi-Sector Fund                       0.75%          0.25%            1.00%

AIM SECTOR FUNDS

                                               MAXIMUM
                                                ASSET
                                                BASED         MAXIMUM          MAXIMUM
                                                SALES         SERVICE         AGGREGATE
                 PORTFOLIO                     CHARGE           FEE              FEE
                 ---------                     ------           ---              ---
INVESCO Energy Fund                             0.75%          0.25%            1.00%
INVESCO Financial Services Fund                 0.75%          0.25%            1.00%
INVESCO Gold & Precious Metals Fund             0.75%          0.25%            1.00%
INVESCO Health Sciences Fund                    0.75%          0.25%            1.00%
INVESCO Leisure Fund                            0.75%          0.25%            1.00%
INVESCO Technology Fund                         0.75%          0.25%            1.00%
INVESCO Utilities Fund                          0.75%          0.25%            1.00%

AIM STOCK FUNDS

                                               MAXIMUM
                                                ASSET
                                                BASED         MAXIMUM          MAXIMUM
                                                SALES         SERVICE         AGGREGATE
                PORTFOLIO                      CHARGE           FEE              FEE
                ---------                      ------           ---              ---
INVESCO Dynamics Fund                           0.75%          0.25%            1.00%
INVESCO Mid-Cap Growth Fund                     0.75%          0.25%            1.00%
INVESCO Small Company Growth Fund               0.75%          0.25%            1.00%